Turkey
Natural Resources (LOGO)

Republic of Turkey
Ministry of Energy and Natural Resources
General Directory of Mining Affairs

(LOGO)

№ 15244
- 2 Temmuz 2012

Licences /certificates of General and Detailed Exploration are not valid, without General Directorate's visa, for that period.

BEYOĞLU
YİRMİSEKİZİNCİ NOTERLİĞİ
Hüsrev Gerede Cd.No: 126/1 Teşvikiye
Tel: 236 16 09 - 261 34 96 - İST.

SOĞUK DAMGA VARDIR

: MANİSA
: SALİHLİ
:
MBER : 201200810
OUP : IV. GROUP
: JUNE 05, 2012
: JUNE 05, 2019
MBER : 3181330
CTARES : 1539.95 Hectares
AGE : 1 year Pre-Exploration+2 years General Exp.+4 years Detailed Exp.
LDER : Aslanay Mining Trade and Ind. Limited Co.
:
& NUMBER : Mecidiyeköy Tax Office 890521431
: Emirhan Cad. Naki Cendere Ap. N:88/4 Beşiktaş / Istanbul / Turkey

Sections of large map: L19B2

Rank No.	Y	X	Sec. No.	Rank No.	Y	X
1	581000	4252000	1	11	581000	4280000
2	583800	4252000				
3	583400	4250000				
4	583000	4249000				
5	584000	4249000				
6	584000	4250000				
7	585000	4250000				
8	585000	4251000				
9	586000	4251000				
10	586000	4248000				

Scale:1/90000

On behalf of Minister of Energy and Natural Resources
Ahmet ALSAÇ
President of the Department
(signature)

June 18,2012 Mining Technician: Mehmet Yalçın (signature)

June 18,2012 Department Supervisor: M. Bülent Özçelik (signature)

- On this licence: Public institutions and organizations are referring to the raw material, there may be a permissions granted on behalf of and permissions, I made information about the work they can do.

Licence Stage	Valid From	Valid Thru	Approval
General Exploration	……./……/201…	……./……/201…	……./……/201…
Detailed Exploration 1. Year	……./……/201…	……./……/201…	……./……/201…
Detailed Exploration 2. Year	……./……/201…	……./……/201…	……./……/201…
Detailed Exploration 3. Year	……./……/201…	……./……/201…	……./……/201…
Detailed Exploration 4. Year	……./……/201…	……./……/201…	……./……/201…

TÜRKÇE...'dan İNGİLİZCE...'ya yapılmış olan bu çevirmenin aadlı tercüman olan ..1974 doğumlu A. BURÇİN TİTİZEL tarafından yapıldığını onaylarım.

BEYOĞLU 26. NOTERİ

BEYOĞLU 28. NOTERLİĞİ DERECE İMZA YETKİLİSİ ÖZGE ŞAHİN

TERCÜME TRANSLATION

Bu belge TÜRKÇE aslından/fotokopiden İNGİLİZCE tarafından tercüme edilmiştir. 02/07/2012
Ali Burçin TİTİZEL
Noter Yeminli Tercüman
Tlf.:0216 375 21 24 Gsm:0555 409 35 93
İş bu çeviri kimliği dairemizde saklı yeminli tercümanımız Ali Burçin TİTİZEL tarafından yapıldığını onay...

№ 15244

T.C.
ENERJİ VE
TABİİ KAYNAKLAR
BAKANLIĞI

T.C.
ENERJİ VE TABİİ KAYNAKLAR BAKANLIĞI
MADEN İŞLERİ GENEL MÜDÜRLÜĞÜ
IV. Grup ARAMA RUHSATI

Genel Arama ve Detay Arama Dönemleri Genel Müdürlükçe vize edilmemiş ruhsatlar/sertifikalar bu dönemler için geçersizdir.

MADEN İŞLERİ GENEL MÜDÜRLÜĞÜ 1963

İLİ : MANİSA
İLÇESİ : SALİHLİ
KÖYÜ :
RUHSAT NUMARASI : 201200810
RUHSAT GRUBU : IV. GRUP
YÜRÜRLÜĞE GİRİŞ TARİHİ : 05.06.2012
RUHSATIN BİTİM TARİHİ : 05.06.2019
ERİŞİM NUMARASI : 3181330
RUHSAT ALANI : 1539.95 Hektar
RUHSAT SAFHASI : Ön Arama Dönemi(1yıl)+Genel Arama Dönemi(2yıl)+Detay Arama Dönemi(4yıl)
RUHSAT SAHİBİ : ASLANAY MAD. SAN. VE TİC. LTD. ŞTİ.
T.C. KİMLİK NO :
VERGİ DAİRE VE NO : Mecidiyeköy V.D. 890521431
ADRES : EMIRHAN CD. NAKI CANDERE APT. NO:88/4 BEŞİKTAŞ / İSTANBUL

PAFTALAR : I19b2

P.No	S.No	Y	X	P.No	S.No	Y	X	P.No	S.No	Y	X	P.No	S.No	Y	X
1	1	581000	4252000	1	11	581000	4248000								
1	2	583800	4252000												
1	3	583400	4250000												
1	4	583000	4249000												
1	5	584000	4249000												
1	6	584000	4250000												
1	7	585000	4250000												
1	8	585000	4251000												
1	9	586000	4251000												
1	10	586000	4248000												



I19b2
N
1
2
3
4
5
6
7
8
9
10
11
Yeniköy
Horzum
Artıcak

Ölçek : 1/90000
Çıktı MapInfo Yazılımı ile üretilmiştir

ENERJİ VE TABİİ KAYNAKLAR
BAKANI a.
Ahmet ALSAÇ
Daire Başkanı

18/06/ 2012 Mad.Tek : Mehmet YALÇIN

18/6/ 2012 B.Srm : M.Bülent ÖZÇELİK

- Bu ruhsat alanı üzerinde: Kamu Kurum ve Kuruluşları adına verilmiş veya verilecek hammadde izinleri olabileceği ve bu izinlere istinaden çalışma yapabilecekleri konusunda bilgi edindim.

Ruhsat Safhası:	Başlangıç Tarihi:	Bitiş Tarihi:	Onay:
Genel Arama	...../...../201..	...../...../201..	
Detay Arama 1. Yıl	...../...../201..	...../...../201..	
Detay Arama 2. Yıl	...../...../201..	...../...../201..	
Detay Arama 3. Yıl	...../...../201..	...../...../201..	
Detay Arama 4. Yıl	...../...../201..	...../...../201..	

TASDİK ŞERHİ
(5 Ekim 1961 Tarihli Lahey Sözleşmesi)

APOSTILLE
(Convention de La Haye du 5 Octobre 1961)

1- Ülke TÜRKİYE - LA TURQUIE
İşbu resmi belge
2- Özge ŞAHİN tarafından imzalanmıştır.
3- İmzalayanın sıfatı 2. Derece İmza Yetkilisi'dır
4- Beyoğlu 28.Noterliği
'nin mühür/damgasını taşımaktadır.

TASDİK

5- Şişli Kaymakamlığı 'da
6- 04.07.2012 günü
7- Yazı İşleri Müdürü Nejat AKGÜN tarafından
8- No 1873 ile tasdik edilmiştir.
9- Mühür/Damga 10 - İmza
....